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                                                  (RIVERSOURCE INVESTMENTS LOGO)

                    PROSPECTUS SUPPLEMENT -- MARCH 27, 2009*

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Fund                                                             Prospectus date           Form #
RiverSource Partners Small Cap Value Fund                          July 30, 2008        S-6239-99 L
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The information under the Investment Manager section regarding MetWest Capital has been revised as follows:

METWEST CAPITAL
MetWest Capital, which has served as Subadviser to the Fund since April 2006, is located at 610 Newport Center Drive, Suite 1000, Newport Beach, California. Subject to the supervision of RiverSource Investments, MetWest Capital provides day-to-day management of a portion of the Fund's portfolio, as well as investment research and statistical information under a Subadvisory Agreement with RiverSource Investments. The portfolio manager responsible for the day-to-day management of the portion of the Fund allocated to MetWest Capital is Samir Sikka.

Samir Sikka, Senior Vice President and Lead Strategist. Mr. Sikka joined MetWest Capital's investment team with a focus on the Small Cap Intrinsic Value strategy in 2006 and became a lead strategist in February 2007. Mr. Sikka has 11 years of industry experience. Mr. Sikka earned a BS in Business Administration at California State University, Northridge and an MBA degree from Harvard Business School.

S-6239-12 A (3/09)
* Valid until July 30, 2009